UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2009

FUTURE CANADA CHINA ENVIRONMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	333-150110	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

114 West Magnolia Street, Suite 437, Bellingham, Washington	98225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(360) 392-2828

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01           Entry into a Material Definitive Agreement

On August 24, 2009, we entered into an amendment agreement to the share exchange agreement with Guangdong Hongmao Industrial Co., Ltd., a People’s Republic of China Corporation, and the shareholders of Guangdong Hongmao Industrial Co., Ltd. The amending agreement alters certain terms and conditions to the share exchange agreement dated February 2, 2009. A copy of the amending agreement is attached hereto as Exhibit 10.1. Except as amended by the amending agreement, the share exchange agreement remains unamended and in full force and effect.

Item 9.01           Financial Statements and Exhibits

10.1	Amending Agreement to the Share Exchange Agreement dated August 24, 2009 between our company and Guangdong Hongmao Industrial Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE CANADA CHINA ENVIRONMENT INC.

/s/ Rui Yang
Rui Yang
President and Director

Date: August 25, 2009